Evolus Announces Partnership with IBSA to Develop and Commercialize Market-Leading Profhilo® in the United States, Expanding Its Injectable Portfolio into Skin Quality

NEWPORT BEACH, Calif., July 8, 2026 – Evolus, Inc. (NASDAQ: EOLS), a global performance beauty company with a focus on building an aesthetic portfolio of consumer brands, today announced it has entered into an exclusive licensing and distribution agreement with IBSA, a Swiss multinational pharmaceutical company, to develop and commercialize Profhilo® in the United States.

Profhilo® is the market-leading injectable in Europe for skin quality, with global brand recognition and availability in more than 70 countries. Profhilo® has a strong track record of clinical performance and commercial success across international markets, with more than 4.8 million treatments administered worldwide since its launch in 2015. The product has achieved broad adoption and is well established as the market leader in the injectable skin quality market. The addition of Profhilo® further enhances Evolus’ injectable portfolio and expands the company’s presence into one of the fastest growing and underpenetrated segments in aesthetics.

Skin quality treatments represent a significant unmet need and growth opportunity in the U.S. and a complementary segment to neurotoxins and dermal fillers, addressing increasing consumer demand for natural-looking, regenerative aesthetic outcomes. Unlike traditional hyaluronic acid injectables that are designed primarily to restore volume, contour, or facial structure, Profhilo® features a unique hyaluronic acid formulation intended for superficial application to improve overall skin quality, including hydration, elasticity, and smoothness. This differentiated approach addresses a distinct patient need and supports a more refined aesthetic outcome that is increasingly favored by patients and practitioners.

“Profhilo® represents an exciting new chapter for Evolus as we expand into skin quality, one of the fastest growing and most innovative segments in injectable aesthetics,” said David Moatazedi, President and Chief Executive Officer of Evolus. “As one of the most recognized and clinically validated products in its category globally, Profhilo® is a natural complement to our portfolio, addressing a distinct and rapidly growing area of consumer demand. We believe skin quality represents the next frontier in injectable aesthetics in the United States, and with our established commercial infrastructure and digital platform, Evolus is uniquely positioned to help define and accelerate the growth of this emerging category while continuing to build the industry’s leading performance beauty company.”

“We are pleased to partner with Evolus to bring Profhilo® to the U.S.,” said Salvatore Cincotti, General Manager of IBSA. “Evolus has demonstrated a unique ability to build consumer-focused aesthetic brands and execute in the U.S. market. We believe this collaboration creates a strong opportunity to expand access to Profhilo® and establish the skin quality category with practitioners and patients in the world’s largest aesthetics market.”

Profhilo® is based on a unique hyaluronic acid formulation designed to improve skin hydration, elasticity, and overall skin quality. The product has been used in millions of treatments globally, reflecting its established role in clinical practice and providing a strong foundation for introduction into the U.S. market, where demand for minimally invasive aesthetic treatments continues to grow.

The U.S. injectable skin quality category is in early stages compared to Europe. Evolus believes this represents a substantial opportunity to expand the overall aesthetic injectable market by addressing a distinct patient need that complements existing neurotoxin and dermal filler treatments. In more developed international markets, particularly across Europe, skin quality injectables have become a routine component of aesthetic treatment plans, highlighting the long-term growth potential for this category in the U.S.

Under the terms of the agreement, Evolus will be responsible for development activities required for U.S. regulatory approval, as well as commercialization of the product following approval. The agreement reflects Evolus’ disciplined, capital-efficient approach to business development, with no upfront payments. The economics are structured through a transfer-price model designed to support gross margins consistent with Evolus’ long-term financial framework. The agreement is not expected to impact the company’s previously communicated 2026 revenue, operating expense or operating profit outlook, or its previously communicated 2028 revenue or profitability targets.

The addition of Profhilo® further builds on Evolus’ strategy of expanding across key injectable categories, including neurotoxins, dermal fillers, and now skin quality, enabling the company to address a broader range of patient needs and strengthen its partnership with aesthetic practices. By building a portfolio of differentiated products and leveraging its customer-centric commercial model, Evolus continues to advance its leadership in performance beauty and focus on delivering sustainable, long-term value creation.

About Evolus, Inc.

Evolus (NASDAQ: EOLS) is a global performance beauty company redefining the aesthetic injectable market for the next generation of beauty consumers through its unique, customer-centric business model and innovative digital platform. Our mission is to become a global leader in aesthetics anchored by our flagship products: Jeuveau® (prabotulinumtoxinA-xvfs), the first and only neurotoxin dedicated exclusively to aesthetics, and Evolysse®, a collection of unique injectable hyaluronic acid (HA) gels. Visit us at www.evolus.com, and follow us on LinkedIn, X, Instagram or Facebook.

About IBSA

IBSA (Institut Biochimique SA) is a Swiss pharmaceutical multinational with 20 subsidiaries across Europe, China, and the United States. It employs over 2,500 personnel worldwide, its products are available in over 90 countries, and its R&D activities focus on 10 therapeutic areas. IBSA’s growth and development can be attributed to its ability to innovate by refining well-known molecules, as well as to its commitment to looking to the future responsibly and transparently, thanks to the dedication and dynamism of its people. More information at www.ibsagroup.com

Forward-Looking Statements

This press release contains forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements about future or anticipated events, our business, financial condition, results of operations and prospects, our industry and the regulatory environment in which we operate. Any statements contained herein that are not statements of historical or current facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, or other comparable terms intended to identify statements about the future. The company’s forward-looking statements include, but are not limited to, statements related to the anticipated benefits of the licensing and distribution agreement with IBSA; the planned development, regulatory approval and commercialization of Profhilo® in the United States; the expected timing and success of the U.S. product launch and market reception; the anticipated growth, size and underpenetration of the U.S. skin quality injectable category and the broader aesthetic injectable market; the expected complementary fit of Profhilo® with the company's existing neurotoxin and dermal filler portfolio; the anticipated economics of the agreement, including the transfer-price model and its expected impact on gross margins consistent with the company's long-term financial framework; the company's competitive positioning and market leadership expectations; the company's global commercial expansion strategy; and the company's financial guidance and ability to deliver sustainable, long-term value creation.

The forward-looking statements included herein are based on our current expectations, assumptions, estimates and projections, which we believe to be reasonable, and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties, all of which are difficult or impossible to predict accurately and many of which are beyond our control, include, but are not limited to uncertainties associated with our ability to comply with the terms and conditions in the Medytox Settlement Agreements, our ability to fund our future operations or obtain financing to fund our operations, our reliance on consumer discretionary spending, unfavorable global economic conditions including trade disputes, tariffs and regulatory actions on imports,  uncertainties related to customer and consumer adoption of Jeuveau® and Estyme®/Evolysse®, the efficiency and operability of our digital platform, competition and market dynamics, our ability to successfully launch and commercialize our products in new markets, including the Evolysse® Hyaluronic Acid (HA) gels in the U.S. and Estyme® HA gels in Europe, our ability to maintain regulatory approvals of Jeuveau® and Evolysse® or obtain regulatory approvals for new product candidates or indications, our reliance on Symatese to achieve and/or maintain regulatory approval for the Evolysse® HA gel products in the U.S., and other risks described in our filings with the Securities and Exchange Commission, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 filed with the Securities and Exchange Commission on or about May 4, 2026. These filings can be accessed online at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events. If we do update or revise one or more of these statements, investors and others should not conclude that we will make additional updates or corrections.

Jeuveau®, Nuceiva®, and Evolysse® are registered trademarks of Evolus, Inc.
Estyme® and Cold-X ® are registered trademarks of Symatese Aesthetics S.A.S.
Profhilo® is a registered trademark of IBSA Institut Biochimique SA.

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Investors:
Nareg Sagherian, Vice President, Head of Global Investor Relations and Corporate Communications
Phone: (248) 202-9267
Email: ir@evolus.com

Media:
Email: media@evolus.com